Filed pursuant to Rule 497(e)
File No. 333-167730

CORPORATE CAPITAL TRUST, INC.
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Supplement dated February 13, 2013

To

Prospectus dated April 27, 2012
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This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 27, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses.  You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.
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This supplement amends the indicated section of the Prospectus as follows:

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The “Financial Condition, Liquidity and Capital Resources” subsection of the Prospectus is amended by

•	deleting all of the information previously added to such subsection pursuant to our supplements dated February 28, 2012 and August 24, 2012;

•	replacing all references to “Deutsche Bank” in the second paragraph under the section captioned “Credit Facility” with “the Lenders”;

•
adding the following as a new sentence at the end of the second paragraph (prior to making the amendments described in the final bullet point of this supplement) under the section captioned “Credit Facility:

As of February 13, 2013, approximately $219 million in principal amount was borrowed and outstanding under the credit facility.

•	deleting the first two sentences of the fourth paragraph and the last sentence of the fourth paragraph under the section captioned “Credit Facility”; and

•	replacing the first paragraph under the section captioned “Credit Facility” with the following:

CCT Funding is party to a revolving credit facility with Deutsche Bank and the other lenders from time to time party thereto (the “Lenders”). Deutsche Bank serves as administrative agent under the credit facility and, prior to the Third Credit Facility Amendment, was the sole Lender. The credit facility initially provided for borrowings by CCT Funding in an aggregate amount up to $75 million on a committed basis (which we call the Tranche A Loans) and contained an accordion feature that allowed for an increase in the aggregate maximum credit commitment up to $250 million. On February 28, 2012, CCT Funding entered into an amendment to the credit facility (which we call the First Credit Facility Amendment) to partially exercise the available accordion feature. The First Credit Facility Amendment provided for the extension of a second tranche of commitments (which we call the Tranche B Loans) with borrowings in an aggregate amount up to $100 million, in addition to the aggregate Tranche A Loan commitment of up to $75 million.

On August 20, 2012, CCT Funding entered into a second amendment to the credit facility (which we call the Second Credit Facility Amendment) to further partially exercise the available accordion feature.  The Second Credit Facility Amendment provided for the extension of a third tranche of borrowings (which we call the Tranche C Loans) in an aggregate amount up to $65 million, in addition to the aggregate Tranche A Loan and Tranche B Loan commitments of up to $175 million.

On February 11, 2013, CCT Funding entered into a third amendment to the credit facility (which we call the Third Credit Facility Amendment) to expand the credit facility to provide for an aggregate maximum credit commitment of up to $340 million.  The Third Credit Facility Amendment provides for the extension of a new tranche of commitments (which we call the Tranche D Loans) permitting additional borrowings in an aggregate amount up to $100 million, in addition to the aggregate Tranche A Loan, Tranche B Loan and Tranche C Loan commitments of up to $240 million, for total borrowings available under the facility of $340 million. In addition, the Third Credit Facility Amendment reclassifies the prior Tranche B Loans as the “Tranche B2 Loans” and the prior Tranche C Loans as the “Tranche B1 Loans.”

The Third Credit Facility Amendment also modifies the interest rate and maturity date applicable to all loan commitments under the credit facility, other than the Tranche A Loans.  Loans under the credit facility will generally bear interest based on a three-month adjusted LIBOR for the relevant interest period (except with respect to the Tranche A Loans, which bear interest based on one-month adjusted LIBOR), plus a spread of (a) 1.70%  per annum with respect to the Tranche A Loans, (b) 1.50% per annum with respect to the Tranche B1 Loans, (c) 2.325% per annum with respect to the Tranche B2 Loans and (d) 2.325% per annum with respect to the Tranche D Loans.  Interest is payable monthly in arrears.  Any amounts borrowed under the credit facility are scheduled to mature, and all accrued and unpaid interest thereunder will be due and payable, (x) on August 22, 2013, with respect to the Tranche A Loans, (y) on February 11, 2014, with respect to the Tranche B1 Loans and (z) on February 11, 2015, with respect to each of the Tranche B2 Loans and the Tranche D Loans. Up front fees and unused commitment fees were also incurred in connection with the Tranche B1 Loans, Tranche B2 Loans and Tranche D Loans. Pursuant to the Third Credit Agreement Amendment, Healthcare of Ontario Pension Plan became a Lender under the Credit Agreement.